EXHIBIT 13
                                     BIOVEST
                                [GRAPHIC OMITTED]





June 12, 2003




Board of Directors
BioVest International, Inc.
8500 Evergreen Blvd.
Minneapolis MN 55433

Re:  Tender of Resignation


To the Board of Directors:

Please accept this letter as my formal tender of my resignation as Director and President/COO of BioVest International, Inc.

This resignation shall become effective immediately


                                               Very truly yours,



                                               Mr. Othon Mourkakos



      Corporate Headquarters o 8500 Evergreen Blvd. NW Minneapolis MN 55433
                         763-786-0302 o Fax 763-786-0915

                                     BIOVEST
                                [GRAPHIC OMITTED]





June 12, 2003




Board of Directors
BioVest International, Inc.
8500 Evergreen Blvd.
Minneapolis MN 55433

Re:  Tender of Resignation


To the Board of Directors:

Please accept this letter as my formal tender of my resignation as Director of BioVest International, Inc.

This resignation shall become effective immediately


                                                       Very truly yours,



                                                       Dr. David DeFouw



      Corporate Headquarters o 8500 Evergreen Blvd. NW Minneapolis MN 55433
                         763-786-0302 o Fax 763-786-0915

                                     BIOVEST
                                [GRAPHIC OMITTED]




June 10, 2003




Board of Directors
BioVest International, Inc.
8500 Evergreen Blvd.
Minneapolis MN 55433

Re:  Tender of Resignation


To the Board of Directors:

Please accept this letter as my formal tender of my resignation as Chief Executive Officer and Director of BioVest International, Inc.

This resignation shall become effective immediately.



                                                            Very truly yours,



                                                            George T. Constantin



      Corporate Headquarters o 8500 Evergreen Blvd. NW Minneapolis MN 55433
                         763-786-0302 o Fax 763-786-0915